UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 2, 2011

Unigene Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16005	22-2328609
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

81 Fulton Street, Boonton, New Jersey		07005
(Address of principal executive offices)		(Zip Code)

(973) 265-1100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07   Submission of Matters to a Vote of Security Holders.

The 2011 Annual Meeting of Stockholders of Unigene Laboratories, Inc. was held on June 2, 2011.  The presentation given to stockholders is attached.  The following is a brief description of each matter voted upon at the meeting and the number of votes cast for, withheld or against, the number of abstentions and the numbers of broker non-votes with respect to each matter, as applicable.

Proposal 1.  To elect directors of the Company.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Allen Bloom	31,690,027	2,328,071	35,258,247
Zvi Eiref	30,405,771	3,612,327	35,258,247
Richard Levy	31,036,470	2,981,628	35,258,247
Marvin Miller	30,409,527	3,608,571	35,258,247
Ashleigh Palmer	30,375,716	3,642,382	35,258,247
Joel Tune	33,612,857	405,241	35,258,247

In accordance with the results above, each nominee was elected to serve as a director.

Proposal 2.  To ratify the appointment of Grant Thornton LLP as independent auditors of the Company for the Company’s 2011 fiscal year.

Votes For	Votes Against	Abstain
65,597,999	3,483,974	194,372

In accordance with the results above, Grant Thornton LLP was ratified as the Company’s independent auditors for the Company’s 2011 fiscal year.

Proposal 3.   To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in its proxy statement.

Votes For	Votes Against	Abstain	Broker Non-Votes
32,880,149	952,075	185,874	35,258,247

In accordance with the above results, the Company’s stockholders voted in favor of the advisory resolution approving the compensation of the Company’s named executive officers.

Proposal 4.  To approve, by a non-binding advisory vote, the frequency of future advisory votes on executive compensation.

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
25,513,951	392,567	7,921,273	181,307	35,267,247

In accordance with the above results, the Company’s stockholders voted in favor of conducting an advisory vote on the compensation of the Company’s named executive officers once every three years.

In accordance with the voting results listed above and other factors, the Board of Directors of the Company has determined that the Company will conduct an advisory vote on executive compensation every three years until the next required vote on the frequency of future stockholder advisory votes on the compensation of executives.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Document Description

99.1	Annual Meeting of Shareholder's Presentation

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIGENE LABORATORIES, INC.

	By:	/s/ Gregory T. Mayes
Gregory T. Mayes, Vice President Corporate Development and General Counsel

Date: June 6, 2011

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Annual Meeting of Shareholder's Presentation